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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2003

                               -------------------

                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                1-10920                                   02-0451017
         (Commission File No.)                 (IRS Employer Identification No.)


  ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                    03842
  (Address of principal executive offices)                  (Zip Code)


                                 (603) 926-5911
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 is the registrant's press release dated September 24, 2003 announcing the acquisition of an additional 5.1% of the outstanding shares of Perbio Science AB.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     FISHER SCIENTIFIC INTERNATIONAL INC.


DATE  September 24, 2003             BY:   /s/ Todd M. DuChene
                                         --------------------------------

                                         NAME:  Todd M. DuChene
                                         TITLE: Vice President,
                                                General Counsel and Secretary




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                                  EXHIBIT INDEX

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

Exhibit 99.1 Fisher Scientific International Inc.'s press release dated September 24, 2003 announcing the acquisition of an additional 5.1% of the outstanding shares of Perbio Science AB.